UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

EAGLE FINANCIAL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-42512	54-1601306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street
Berryville, Virginia		22611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 955-2510

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value per share	EFSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 22, 2026, Eagle Financial Services, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2026. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed in or incorporated by reference into this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any of the Company’s reports or filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such report or filing.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.2 and incorporated herein by reference is the Company’s investor presentation regarding the Company’s financial results for the third quarter of 2026. The Company may use this presentation in connection with potential meetings with investors and/or analysts.

The information disclosed in or incorporated by reference into this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any of the Company’s reports or filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such report or filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 8.01 Other Events.

On October 22, 2026, the Company issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.31 per share of common stock. The dividend is payable on November 13, 2026 to common shareholders of record as of November 2, 2026.

A copy of the Company’s press release dated October 22, 2026 is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1 99.2 104	Press release, dated October 22, 2026 Eagle Financial Services, Inc. Investor Presentation Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this communication may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that include, without limitation, statements made in Mr. Lorey’s quotations, statements regarding the Company’s pending merger with John Marshall Bancorp, Inc. (“John Marshall”) (the “proposed merger”) and expectations with regard to the benefits of the proposed merger, statements regarding the Company’s business, financial and operating results including the Company’s deposit base and funding, the impact of future economic conditions, changes in economic conditions, management’s beliefs regarding the Company’s liquidity, capital resources, asset quality, loan portfolio, and statements that include other projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such forward-looking statements are based on certain assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors some of which cannot be predicted or quantified, that may cause actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “seek to,” “potential,” “continue,” “confidence,” or words of similar meaning or other statements concerning opinions or judgments of the Company and its management about future events. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date of this release. The Company undertakes no obligation to update or revise any forward-looking statement, except as required by law.

Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the Company’s control. Caution should be exercised against placing undue reliance on forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of John Marshall or the Company to terminate the definitive merger agreement; the outcome of any legal proceedings or governmental inquiries or actions that may be instituted against John Marshall, the Company or the combined company; the possibility that the proposed merger will not close when expected or at all because required regulatory, shareholder or other approvals or consents are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger); the ability of John Marshall and the Company to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed merger; any changes of, including the risk that any announcements relating to the proposed merger could have adverse effects on, the market price of the common stock of John Marshall or the Company; the possibility that the anticipated benefits or synergies of the proposed merger will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where John Marshall and the Company do business, and such integration may be more difficult, time-consuming or costly than expected and may result in unexpected liabilities or operational disruptions; certain restrictions during the pendency of the proposed merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of the Company’s management from ongoing business operations and opportunities; revenues following the proposed merger may be lower than expected; the ability of John Marshall, the Company or the combined company to retain or hire key employees or to maintain relationships with customers, suppliers or other business partners, in connection with the announcement, pendency or completion of the proposed merger; changes in interest rates and general economic, political and market conditions, including inflation and recession; the legislative and regulatory climate and changes in laws or government regulations or policies affecting financial institutions; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and Federal Reserve; the quality or composition of the Company’s loan or investment portfolios; the Company's ability to successfully resolve non-performing assets; demand for loan products; liquidity and deposit flows; competition; demand for financial services in the

Company's market area; the Company’s ability to keep pace with new technologies; a failure in or breach of the Company’s operational or security systems or infrastructure, or those of third-party vendors or other service providers, including as a result of cyberattacks; the Company’s capital and liquidity; changes in tax and accounting rules, principles, policies and guidelines; and other factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the Securities and Exchange Commission (the “SEC”).

Additional Information About the Proposed Merger and Where to Find It

In connection with the proposed merger of John Marshall and the Company, John Marshall filed with the SEC a registration statement on Form S-4 (File No. 333-299276) on October 2, 2026, as amended (the “Registration Statement”), which includes the joint proxy statement of John Marshall and the Company that also constitutes a prospectus of John Marshall (the “Definitive Joint Proxy Statement/Prospectus”). The Registration Statement was declared effective on October 16, 2026, and each of John Marshall and the Company commenced mailing of the Definitive Joint Proxy Statement/Prospectus to their respective shareholders on or about October 16, 2026. Each of John Marshall and the Company may file with the SEC other relevant documents concerning the proposed merger.

INVESTORS AND SHAREHOLDERS OF JOHN MARSHALL AND THE COMPANY AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT JOHN MARSHALL, THE COMPANY AND THE PROPOSED MERGER.

Investors and shareholders are able to obtain a free copy of the Registration Statement, the Definitive Joint Proxy Statement/Prospectus, and other relevant documents filed with the SEC containing information about John Marshall and the Company, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by John Marshall will be made available free of charge in the “Investor Relations” section of John Marshall’s website, investor.johnmarshallbank.com, or can be obtained by requesting by mail at John Marshall Bancorp, Inc., 1943 Isaac Newton Square East, Suite 100, Reston, Virginia 20190, Attention: Corporate Secretary. Copies of documents filed with the SEC by the Company will be made available free of charge in the “Investor Relations” section of the Company’s website, investors.bankofclarke.bank, or can be obtained by requesting by mail at Eagle Financial Services, Inc., 2 East Main St, P.O. Box 391, Berryville, Virginia 22611, Attention: Secretary. The information on John Marshall’s or the Company’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

John Marshall, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of John Marshall and shareholders of the Company in respect of the proposed merger under the rules of the SEC. Information regarding John Marshall’s directors and executive officers is available in its definitive proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 29, 2026, and certain other documents filed by John Marshall with the SEC. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 8, 2026, and certain other documents filed by the Company with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, is and will be contained in the Definitive Joint Proxy Statement/Prospectus related to the proposed merger and other relevant materials filed with the SEC by John Marshall and the Company, respectively. Free copies of these documents may be obtained as described in the preceding section.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2026

Eagle Financial Services, Inc.

By:	/s/ KATHLEEN J. CHAPPELL
Kathleen J. Chappell
Executive Vice President and CFO